                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):        May 24, 2006

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)



          0-22141                                              38-2606945
(Commission File Number)                       (I.R.S. Employee Identification Number)

       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
               (Address of Principal Executive Office)  (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

         (Former Name and Former Address, if Change Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(B) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS

Hugh R. Harris has informed the Company that he has resigned as a director effective May 24, 2006.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                  Covansys Corporation

Dated: May 31, 2006

                                                  By: /s/ James S. Trouba
                                                  Vice President and
                                                  Chief Financial Officer